UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

September 5, 2018

(Date of earliest event reported)

GRIFFIN INDUSTRIAL REALTY, INC.

(Exact name of registrant as specified in charter)

Delaware	06-0868496
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification Number)

Commission File Number	1-12879

641 Lexington Avenue, New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number including Area Code	(212) 218-7910

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.       Regulation FD Disclosure

In August 2018, the Cabarrus County Board of Commissioners approved a three-year, performance based tax incentive of approximately $235,000 related to the proposed speculative development by Griffin Industrial Realty, Inc. (“Griffin” or “Registrant”) of two industrial buildings, to be known as Carolina Tradeport, aggregating approximately 283,500 square feet in Concord, North Carolina, in the greater Charlotte area. The Concord City Council had previously approved a similar tax incentive of approximately $157,000 for the development of Carolina Tradeport.

On September 5, 2018,  the Cabarrus Economic Development Agency issued a press release (the “Cabarrus Press Release”) announcing the approval of the tax incentives for Carolina Tradeport. The Cabarrus Press Release reported that Griffin is expected to invest approximately $12.8 million in the speculative development of Carolina Tradeport, with construction of the first building (approximately 147,000 square feet) expected to begin in the fall of 2018.

Forward-Looking Statements:

This Current Report on Form 8-K includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include statements in the Cabarrus Press Release regarding the amount to be invested by Griffin in the development of Carolina Tradeport and the timing of commencement of construction, on speculation,  of the first of two industrial buildings in Carolina Tradeport. Although Griffin believes that the plans, intentions and expectations reflected in such forward-looking statements in the Cabarrus Press Release are reasonable, it can give no assurance that such plans, intentions or expectations will be achieved. The projected information disclosed in the Cabarrus Press Release, while considered reasonable by Griffin as of the date hereof, are inherently subject to significant business, economic, competitive and regulatory uncertainties and contingencies, many of which are beyond the control of Griffin and which could cause actual results and events to differ materially from those expressed or implied in the forward-looking statements. Other important factors that could affect the outcome of the events set forth in the Cabarrus Press Release include the risk that the cost of development of Carolina Tradeport will be higher than expected, or the commencement of construction of the first of two industrial buildings in Carolina Tradeport may not take place when expected, or at all, that the construction of the second industrial building in Carolina Tradeport may not occur, and the important factors described in Griffin's Securities and Exchange Commission filings, including the "Business," "Risk Factors" and "Forward-Looking Information" sections in Griffin's Annual Report on Form 10-K for the fiscal year ended November 30, 2017. Griffin disclaims any obligation to update any forward-looking statements as a result of developments occurring after the date of this Current Report on Form 8-K except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRIFFIN INDUSTRIAL REALTY, INC.

	By:	/s/ Anthony J. Galici
Anthony J. Galici
Vice President, Chief Financial Officer
and Secretary
Dated: September 5, 2018